                                                                                                                    MORGAN STANLEY
                                                                                                                       101 records
MSM 2004-11AR 7 Year Group                                                                                     Balance: 25,360,779
==================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Mortgage Rates (%)              Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       1       60,447.61         0.24       5.000           4.750        41.22        100.0        790
5.001 - 5.500                      15    6,416,470.94        25.30       5.328           5.061        75.19         47.8        721
5.501 - 6.000                      37    9,364,197.43        36.92       5.839           5.548        77.04         16.6        676
6.001 - 6.500                      34    6,953,533.52        27.42       6.314           6.014        85.72         19.0        699
6.501 - 7.000                       7    1,158,770.84         4.57       6.794           6.526        86.27         19.2        699
7.001 - 7.500                       5    1,248,148.62         4.92       7.167           6.909        89.02         15.8        719
7.501 - 8.000                       2      159,210.02         0.63       7.828           7.578        70.65         31.2        652
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 8.000%
Weighted Average: 5.959%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Net Coupon (%)                  Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                      10    3,451,334.86        13.61       5.225           4.944        72.67         26.4        735
5.001 - 5.500                      24    7,159,954.83        28.23       5.598           5.323        78.51         42.7        692
5.501 - 6.000                      42    8,920,914.22        35.18       6.059           5.756        81.70         18.1        676
6.001 - 6.500                      16    3,914,219.56        15.43       6.453           6.178        80.75         10.6        714
6.501 - 7.000                       6    1,558,145.49         6.14       7.064           6.807        89.38         14.3        705
7.001 - 7.500                       2      306,599.99         1.21       7.509           7.259        82.00         64.3        751
7.501 - 8.000                       1       49,610.03         0.20       8.000           7.750        50.00        100.0        602
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 7.750%
Weighted Average: 5.675%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 1 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                       101 records
MSM 2004-11AR 7 Year Group                                                                                     Balance: 25,360,779
==================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
Current Mortgage Loan        Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Principal Balance ($)           Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
0.01         -   100,000.00        30    2,032,134.65         8.01       6.209           5.849        90.94          9.1        647
100,000.01   -   200,000.00        27    3,843,290.83        15.15       6.154           5.801        89.57         12.3        662
200,000.01   -   300,000.00        16    4,033,320.59        15.90       6.147           5.834        91.53         22.6        681
300,000.01   -   400,000.00         5    1,810,750.00         7.14       5.936           5.686        83.48         61.3        734
400,000.01   -   500,000.00        10    4,529,589.27        17.86       5.872           5.622        73.07         18.6        702
500,000.01   -   600,000.00         7    4,014,293.64        15.83       5.727           5.477        67.36         41.8        712
600,000.01   -   700,000.00         3    1,917,400.00         7.56       5.292           5.042        80.00         66.6        751
800,000.01   -   900,000.00         1      840,000.00         3.31       6.375           6.125        70.00          0.0        742
900,000.01   - 1,000,000.00         1      975,000.00         3.84       6.375           6.125        75.00          0.0        715
1,000,000.01 - 1,500,000.00         1    1,365,000.00         5.38       5.875           5.625        65.00          0.0        688
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 19,906.24
Maximum: 1,365,000.00
Average: 251,096.82
Total: 25,360,778.98
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
FICO                         Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Score                           Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Below 600                           8      773,693.91         3.05       5.972           5.597        85.59          0.0        581
601 - 625                          16    2,246,145.53         8.86       6.092           5.720        93.15          2.2        616
626 - 650                          14    2,365,340.80         9.33       6.053           5.720        88.33          0.0        641
651 - 675                          17    3,421,839.33        13.49       5.901           5.611        83.23         39.7        665
676 - 700                          14    4,600,091.04        18.14       5.974           5.699        77.46         27.1        688
701 - 725                          11    4,260,807.74        16.80       5.993           5.738        73.49         20.9        713
726 - 750                           7    3,328,691.97        13.13       6.016           5.766        73.75         22.2        737
751 - 775                           3    1,436,750.00         5.67       5.422           5.172        80.00        100.0        766
776 - 800                          11    2,927,418.66        11.54       5.973           5.714        77.10         25.8        783
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:   534
Maximum:   795
Non-Zero Weighted Average:   697
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 2 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                       101 records
MSM 2004-11AR 7 Year Group                                                                                     Balance: 25,360,779
==================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Documentation Level             Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Limited                            71   16,247,513.48        64.07       6.009           5.707        81.55          0.0        683
Full/Alt                           20    6,473,975.37        25.53       5.788           5.538        80.54        100.0        721
No Documentation                   10    2,639,290.13        10.41       6.072           5.812        67.59          0.0        722
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
Original                     Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Loan-to-Value Ratio (%)         Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                            1       36,500.00         0.14       5.625           5.250        21.86          0.0        777
35.01 - 40.00                       1       54,716.86         0.22       5.875           5.625        35.48          0.0        706
40.01 - 45.00                       3      828,447.61         3.27       5.594           5.319        42.78          7.3        729
45.01 - 50.00                       1       49,610.03         0.20       8.000           7.750        50.00        100.0        602
50.01 - 55.00                       1      598,620.54         2.36       5.250           5.000        50.23          0.0        742
55.01 - 60.00                       1      437,497.60         1.73       5.250           5.000        60.00          0.0        776
60.01 - 65.00                       4    2,535,893.84        10.00       5.909           5.650        64.26          0.0        670
65.01 - 70.00                       4    2,123,571.12         8.37       6.029           5.779        68.87         25.9        715
70.01 - 75.00                       4    1,863,610.21         7.35       6.104           5.845        74.89         11.5        703
75.01 - 80.00                      25    8,961,049.58        35.33       5.808           5.554        79.79         49.0        715
80.01 - 85.00                       4      695,436.25         2.74       6.523           6.214        83.58         52.1        711
85.01 - 90.00                       4      492,269.14         1.94       5.939           5.564        88.68          0.0        630
90.01 - 95.00                       4      684,479.05         2.70       6.485           6.153        95.00          0.0        649
95.01 - 100.00                     44    5,999,077.15        23.65       6.172           5.821        99.55         14.1        667
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 21.86%
Maximum: 100.00%
Weighted Average by Current Balance: 79.84%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 3 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                       101 records
MSM 2004-11AR 7 Year Group                                                                                     Balance: 25,360,779
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
Coverage on Loans with             of           Total        Total    Weighted        Weighted     Original
Original Loan-to-Value       Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Ratios above 80%                Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Y                                  51    6,741,547.55        85.65       6.102           5.738        97.56          5.5        650
Y-Pledged Assets                    5    1,129,714.04        14.35       6.896           6.646        94.09         73.9        770
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             56    7,871,261.59       100.00       6.216           5.868        97.06         15.3        667
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
Geographic                         of           Total        Total    Weighted        Weighted     Original
Distribution                 Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
by Balance                      Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
California                         22   12,064,077.76        47.57       5.704           5.452        71.82         30.6        708
Washington                          4    1,982,062.84         7.82       6.046           5.761        81.27          0.0        728
Illinois                            7    1,023,848.46         4.04       6.216           5.861        95.39         16.1        701
Virginia                            6      947,852.96         3.74       6.371           6.075        85.45          7.8        679
New York                            4      896,557.39         3.54       6.558           6.244        75.77          0.0        637
Minnesota                           4      830,426.64         3.27       5.921           5.624        86.65         49.6        666
Maryland                            3      752,682.97         2.97       6.138           5.824        77.52          0.0        723
South Carolina                      5      689,784.28         2.72       6.382           6.052        99.78         36.2        650
Georgia                             5      664,218.54         2.62       5.901           5.608        85.30         48.7        674
Florida                             5      607,841.55         2.40       6.560           6.237        86.14         32.4        702
Other                              36    4,901,425.59        19.33       6.163           5.841        90.27         27.7        681
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:   29
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Purpose                         Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                           78   17,955,310.93        70.80       5.917           5.624        82.83         26.8        695
Refinance - Cashout                15    5,895,392.96        23.25       6.077           5.817        70.47         17.9        704
Refinance - Rate Term               8    1,510,075.09         5.95       6.011           5.731        80.83         39.9        693
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 4 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                       101 records
MSM 2004-11AR 7 Year Group                                                                                     Balance: 25,360,779
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Property Type                   Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence            73   18,136,980.97        71.52       5.966           5.682        80.05         26.4        695
Planned Unit Development           15    4,462,379.70        17.60       5.914           5.645        74.98         33.4        707
Condominium                        11    2,244,918.31         8.85       6.096           5.778        88.71          8.8        681
2-4 Family                          1      480,000.00         1.89       5.500           5.250        80.00          0.0        729
Co-op                               1       36,500.00         0.14       5.625           5.250        21.86          0.0        777
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Occupancy                       Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                            95   23,288,304.81        91.83       5.956           5.670        81.13         27.8        694
Investment                          4    1,873,097.59         7.39       6.063           5.813        66.90          0.0        729
Second Home                         2      199,376.58         0.79       5.388           5.013        50.46          0.0        764
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
Remaining Term               Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
to Stated Maturity              Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
298 - 300                           1       49,610.03         0.20       8.000           7.750        50.00        100.0        602
316 - 318                           1      294,500.00         1.16       7.125           6.875       100.00          0.0        777
319 - 321                           1      197,000.00         0.78       7.375           7.125        83.12        100.0        794
322 - 324                           2      415,214.04         1.64       6.450           6.200        93.10        100.0        747
328 - 330                           1      223,000.00         0.88       7.000           6.750        97.81        100.0        785
352 - 354                           2      811,539.41         3.20       5.952           5.702        78.65         26.5        749
355 - 357                          63   10,411,571.80        41.05       5.984           5.663        88.59         28.4        668
358 - 360                          30   12,958,343.70        51.10       5.850           5.590        71.76         18.6        711
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   299
Maximum:   359
Weighted Average:   356
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 5 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                       101 records
MSM 2004-11AR 7 Year Group                                                                                     Balance: 25,360,779
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Product Type                    Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
10 Year IO - ARM - 7 Yr
(1 Yr Libor)                        4    1,111,900.00         4.38       6.209           5.959        79.82         57.1        699
10 Yr IO - ARM - 7 Yr
(6 Mo Libor)                        7    3,974,054.00        15.67       6.078           5.828        73.54         21.6        704
7 Yr IO - ARM - 7 Yr
(1 Yr Libor)                       10    4,879,050.00        19.24       5.646           5.396        78.96         56.8        740
7 Yr IO - ARM - 7 Yr
(6 Mo Libor)                       18    5,409,020.93        21.33       6.147           5.892        75.33         29.6        708
ARM - 7 Yr (1 Yr CMT)              15    1,602,224.14         6.32       6.028           5.653        92.61          0.0        631
ARM - 7 Yr (1 Yr Libor)            22    4,108,306.00        16.20       5.831           5.493        82.99          1.5        661
ARM - 7 Yr (6 Mo Libor)            25    4,276,223.91        16.86       6.002           5.686        84.59         12.8        684
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Index Type                      Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                  15    1,602,224.14         6.32       6.028           5.653        92.61          0.0        631
Libor - 6 Month                    50   13,659,298.84        53.86       6.081           5.809        77.71         22.0        699
Libor - 1 Year                     36   10,099,256.00        39.82       5.784           5.498        80.69         34.3        704
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Gross Margin (%)                Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
2.000                              29    3,639,939.85        14.35       6.368           6.033        92.85         24.3        686
2.250                              32   15,066,649.53        59.41       5.795           5.545        73.31         35.2        719
2.500                              18    2,897,016.75        11.42       5.939           5.564        95.22          0.0        644
2.750                              19    2,496,268.61         9.84       6.368           6.038        87.15          2.4        642
3.250                               1      541,000.00         2.13       6.000           5.750        74.93          0.0        722
3.875                               1      222,400.00         0.88       5.875           5.625        80.00        100.0        694
4.000                               1      497,504.24         1.96       6.000           5.750        61.48          0.0        646
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   2.000%
Maximum:   4.000%
Weighted Average:   2.362%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 6 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                       101 records
MSM 2004-11AR 7 Year Group                                                                                     Balance: 25,360,779
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Initial Periodic Cap (%)        Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
5.000                              71   13,141,859.61        51.82       5.867           5.551        84.39         18.0        672
6.000                              30   12,218,919.37        48.18       6.059           5.809        74.95         33.6        724
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   5.000%
Maximum:   6.000%
Weighted Average:   5.482%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Periodic Cap (%)                Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
1.000                              29    4,753,496.33        18.74       6.101           5.786        84.79         11.6        657
2.000                              71   20,240,282.65        79.81       5.930           5.652        78.67         27.5        705
5.000                               1      367,000.00         1.45       5.750           5.500        80.00        100.0        726
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   1.000%
Maximum:   5.000%
Weighted Average:   1.856%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Lifetime Rate Cap (%)           Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
5.000                              71   13,141,859.61        51.82       5.867           5.551        84.39         18.0        672
6.000                              29   12,164,202.51        47.96       6.059           5.809        75.12         33.7        724
10.875                              1       54,716.86         0.22       5.875           5.625        35.48          0.0        706
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   5.000%
Maximum:   10.875%
Weighted Average:   5.492%
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 7 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                       101 records
MSM 2004-11AR 7 Year Group                                                                                     Balance: 25,360,779
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
Maximum Mortgage             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Rates (%)                       Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                      1       60,447.61         0.24       5.000           4.750        41.22        100.0        790
10.001 - 11.000                    37    9,209,133.91        36.31       5.598           5.295        81.04         25.1        682
11.001 - 12.000                    44    9,756,231.08        38.47       5.909           5.621        78.31         23.7        688
12.001 - 13.000                    14    5,505,755.49        21.71       6.483           6.231        79.84         28.1        726
13.001 - 14.000                     4      774,494.03         3.05       7.245           6.995        91.00         31.8        757
16.001 - 17.000                     1       54,716.86         0.22       5.875           5.625        35.48          0.0        706
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.000%
Maximum: 16.750%
Weighted Average: 11.452%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
Months to Next               Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Rate Adjustment                 Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
18 - 23                             1       49,610.03         0.20       8.000           7.750        50.00        100.0        602
42 - 47                             3      656,714.04         2.59       7.011           6.761        90.58         55.2        785
48 - 53                             2      473,000.00         1.87       6.736           6.486        98.97        100.0        750
72 - 77                             1      215,000.00         0.85       5.125           4.875        74.91        100.0        659
78 - 83                            94   23,966,454.91        94.50       5.919           5.632        79.27         22.4        694
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   23
Maximum:   83
Weighted Average:   80
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Interest Only                   Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                  62    9,986,754.05        39.38       5.936           5.601        85.22          6.1        666
Y                                  39   15,374,024.93        60.62       5.975           5.723        76.34         38.1        716
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 8 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                       101 records
MSM 2004-11AR 7 Year Group                                                                                     Balance: 25,360,779
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Prepayment Penalty Flag         Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                  90   19,372,573.95        76.39       6.017           5.722        83.20         27.4        693
Y                                  11    5,988,205.03        23.61       5.772           5.522        68.98         19.4        708
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Prepayment Penalty Term         Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                  90   19,372,573.95        76.39       6.017           5.722        83.20         27.4        693
4                                   1      436,687.43         1.72       6.375           6.125        70.00          0.0        733
6                                   2    1,086,000.00         4.28       5.806           5.556        52.68          0.0        692
36                                  4    2,736,900.00        10.79       5.765           5.515        72.52         15.1        693
60                                  4    1,728,617.60         6.82       5.609           5.359        73.35         43.4        734
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            101   25,360,778.98       100.00       5.959           5.675        79.84         25.5        697
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 9 of 9